BLACKROCK ASIAN DRAGON FUND, INC.

(the “Fund”)

Supplement dated March 31, 2020 to the Summary Prospectuses and the

Prospectuses of the Fund, each dated April 30, 2019, as supplemented to date

Effective April 1, 2020, the following changes are made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:

The section of the Summary Prospectuses entitled “Key Facts About BlackRock Asian Dragon Fund, Inc. — Portfolio Managers” and the section of the Prospectuses entitled “Fund Overview — Key Facts About BlackRock Asian Dragon Fund, Inc. — Portfolio Managers” are deleted in their entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Stephen Andrews	2020	Managing Director of BlackRock, Inc.
Alethea Leung	2019	Director of BlackRock, Inc.

The section of the Prospectuses entitled “Details About the Fund — How the Fund Invests — About the Portfolio Management Team of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND
The Fund is managed by a team of financial professionals. Stephen Andrews and Alethea Leung are the portfolio managers of the Fund and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio management team.

The section of the Prospectuses entitled “Management of the Fund — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Information regarding the portfolio managers of the Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the SAI.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Stephen Andrews	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2020	Managing Director and Co-Head of Global Emerging Market Equities of BlackRock, Inc. since 2017; Head of Asian Financials Research and Co-Head of Global Banks at Deutsche Bank from 2016 to 2017; Managing Director at UBS from 2004 to 2016.
Alethea Leung	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2019	Director of BlackRock, Inc. since 2017; Vice President of BlackRock, Inc. from 2012 to 2017.

Shareholders should retain this Supplement for future reference.

ALLPRO-ADF-0320-SUP